UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2020

CREATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	52390	84-2054332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Sichenzia Ross Ference LLP 1185 Avenue of the Americas, 37th Floor New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-930-9700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On September 11, 2020, Creations, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report it had entered into a share exchange agreement to acquire 100% ownership of the capital stock of Ocean Partners Y.O.D. Ltd., (“Ocean”). This amendment (the “Amendment”) to the Original Form 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K, and this Amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Ocean as of and for the years ended December 31, 2019 and December 31, 2018, and the notes related thereto, are included as Exhibit 99.1 to this Amendment and the unaudited interim consolidated financial statements as of and for the nine months ended September 30, 2020 and September 2019, and the notes related thereto, are included as Exhibit 99.2 to this Amendment, each incorporated herein by reference.

(b) Pro-Forma Financial Information

The unaudited pro forma combined financial information of the Company and Ocean is included as Exhibit 99.3 to this Amendment and is incorporated herein by reference.

(d) Exhibits.

Exhibit
Number	Exhibit
99.1	Audited consolidated financial statements of Ocean Partners Y.O.D. Ltd as of and for the years ended December 31, 2020 and 2019.
99.2	Unaudited interim consolidated financial statements of Ocean Partners Y.O.D. Ld as of and for the nine months ended September 2020 and September 2019.
99.3	Unaudited pro forma combined financial information of the Company and Ocean

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIONS, INC.

Dated: November 19, 2020	By:	/s/ Guy Nissenson
	Name:	Guy Nissenson
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors

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